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                                                        EXHIBIT 23.1



                       CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Experts" and "Selected Consolidated Financial Data" and to the use of our report dated
March 6, 1998, in the Registration Statement on Form S-3 (No. 333- _______) and related Prospectus of Stericycle, Inc. for the registration of 3,450,000 shares of its common stock.


                                                /S/ Ernst & Young LLP


Chicago, Illinois
August 4, 1998